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                                                                 EXHIBIT 23.1


                    CONSENT OF INDEPENDENT AUDITORS

We consent to the reference to our firm under the caption "Experts" and to the use of our report dated June 11, 1999, with respect to the 1998 and 1997 financial statements of GO Software, Inc. included in Amendment No. 5 to the Registration Statement (Form S-1 No. 333-80981) and related Prospectus of ShopNow.com Inc.


                                        /s/ Ernst & Young LLP


September 22, 1999
Jacksonville, Florida